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EXHIBIT 24.1    POWERS OF ATTORNEY
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                               POWERS OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints John F. Murphy and Denise M. Renaghan as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion and the Form SB-2 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

      NAME                                      DATE
      ----                                      ----



/s/ John F. Murphy                              November 13, 1997
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John F. Murphy
President, Chief Executive Officer,
Treasurer and Chairman of the Board
of Directors
(principal executive, accounting and
financial officer)
Bay State Bancorp, Inc.

President, Chief Executive Officer,
Treasurer and Chairman of the Board
of Directors
(principal executive, accounting and
financial officer)
Bay State Federal Savings Bank



/s/ Robert F. Moran
------------------------------------            November 13, 1997
Robert F. Moran
Financial Officer
(principal accounting officer)
Bay State Bancorp, Inc.

Financial Officer
(principal accounting officer)
Bay State Federal Savings Bank
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/s/ Robert B. Cleary                            November 13, 1997
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Robert B. Cleary
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank


/s/ Jerome R. Dangel                            November 13, 1997
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Jerome R. Dangel
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank


/s/ Leo F. Grace                                November 13, 1997
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Leo F. Grace
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank


/s/ Richard F. Hughes                           November 13, 1997
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Richard F. Hughes
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank


/s/ Richard F. McBride                          November 13, 1997
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Richard F. McBride
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank


/s/ C. Brendan Noonan                           November 13, 1997
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C. Brendan Noonan
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank
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/s/ Kent T. Spellman                            November 13, 1997
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Kent T. Spellman
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank

/s/ H. Chester Webster                          November 13, 1997
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H. Chester Webster
Director
Bay State Bancorp, Inc.

Director
Bay State Federal Savings Bank